Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2011 and 2010 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,		FOR THE YEAR ENDED DECEMBER 31,		Previous Quarter Change	Previous Year to Date Change
		2012	2011	2012	2011

HIGHLIGHTS	Net (loss) income	($32,627)	($27,376)	$162,516	($93,734)	19.2%	NM
	Net (loss) income (attributable) available to common and participating common shareholders	(40,813)	(35,563)	129,766	(117,859)	14.8%	NM
	Net (loss) income allocated to common shareholders	(41,019)	(35,784)	127,653	(118,820)	14.6%	NM
	Operating (loss) income [a]	(68,258)	(31,303)	87,045	(128,178)	118.1%	NM
	Operating (loss) income (attributable) available to common and participating common shareholders [a]	(76,444)	(39,490)	54,295	(152,303)	93.6%	NM
	Operating (loss) income allocated to common shareholders [a]	(76,650)	(39,711)	53,411	(153,264)	93.0%	NM
	Operating cash flow	61,385	(56,214)	272,834	281,285	NM	(3.0)%
	Net investment income	38,603	40,594	173,326	147,037	(4.9)%	17.9%
	Gross premiums written	262,046	262,966	2,549,026	2,467,114	(0.3)%	3.3%
	Net premiums written	187,946	187,864	2,029,495	1,979,821	—	2.5%
	Net premiums earned	531,053	500,489	2,013,900	1,931,393	6.1%	4.3%
	Total assets	8,794,972	8,292,615	8,794,972	8,292,615	6.1%	6.1%
	Total shareholders’ equity	2,710,597	2,611,165	2,710,597	2,611,165	3.8%	3.8%

PER SHARE AND SHARES DATA	Basic and diluted (losses) earnings per common share
	Net (loss) income (as reported)	($0.96)	($0.88)	$3.00	($2.95)	9.1%	NM
	Operating (loss) income (as reported) [a]	($1.80)	($0.98)	$1.25	($3.81)	83.7%	NM
As Reported	Weighted average common shares outstanding	42,604	40,641	42,568	40,215	4.8%	5.9%
	Weighted average common shares outstanding and dilutive potential common shares [e]	42,604	40,641	42,602	40,215	4.8%	5.9%

	Common dividends paid per share	$0.31	$0.30	$1.24	$1.20	3.3%	3.3%

Book Value Per Common Share	Book value [b]	$53.75	$51.48	$53.75	$51.48	4.4%	4.4%
	Diluted book value (treasury stock method) [b]	$52.88	$50.56	$52.88	$50.56	4.6%	4.6%

FINANCIAL RATIOS	Return on average common equity (ROAE), net (loss) income [c]	(1.8)%	(1.6)%	5.8%	(4.9)%	(0.2)	10.7
	ROAE, operating (loss) income [a] [c]	(3.3)%	(1.8)%	2.4%	(6.3)%	(1.5)	8.7
	Return on beg. common equity (ROBE), net (loss) income [d]	(1.7)%	(1.6)%	5.9%	(4.5)%	(0.1)	10.4
	ROBE, operating (loss) income [a] [d]	(3.2)%	(1.8)%	2.5%	(5.8)%	(1.4)	8.3

	Annualized ROAE, net (loss) income [c]	(7.0)%	(6.5)%	5.8%	(4.9)%	(0.5)	10.7
	Annualized ROAE, operating (loss) income [a] [c]	(13.1)%	(7.2)%	2.4%	(6.3)%	(5.9)	8.7
	Annualized ROBE, net (loss) income [d]	(6.9)%	(6.4)%	5.9%	(4.5)%	(0.5)	10.4
	Annualized ROBE, operating (loss) income [a] [d]	(12.8)%	(7.2)%	2.5%	(5.8)%	(5.6)	8.3
	Annualized investment yield	2.8%	2.6%	2.8%	2.4%	0.2	0.4

GAAP	Loss ratio	95.1%	82.4%	75.5%	84.6%	12.7	(9.1)
	Acquisition expense ratio	13.9%	15.4%	15.1%	14.6%	(1.5)	0.5
	General and administrative expense ratio	10.2%	14.7%	11.7%	13.7%	(4.5)	(2.0)

	Combined ratio	119.2%	112.5%	102.3%	112.9%	6.7	(10.6)

[a]	Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 30 for a reconciliation to net (loss) income.
[b]	For detailed calculations, please refer to page 31.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares (2011 - $200 million).
[e]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME - QUARTERLY

	QUARTERS ENDED
	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$262,046	$621,255	$604,076	$1,061,649	$262,966	$189,225
Premiums ceded	(74,100)	(107,175)	(119,663)	(218,593)	(75,102)	(31,110)

Net premiums written	$187,946	$514,080	$484,413	$843,056	$187,864	$158,115
Change in unearned premiums	343,107	37,792	34,927	(431,421)	312,625	291,621

Net premiums earned	$531,053	$551,872	$519,340	$411,635	$500,489	$449,736
Other underwriting (loss) income	(520)	(1,347)	19	(335)	(1,425)	410

Total underwriting revenues	$530,533	$550,525	$519,359	$411,300	$499,064	$450,146

UNDERWRITING EXPENSES
Net losses and loss expenses	$504,808	$407,523	$345,897	$262,767	$412,152	$246,424
Acquisition expenses	73,780	88,782	72,128	68,489	77,157	66,133
General and administrative expenses	54,324	52,715	62,609	66,041	73,731	67,756

Total underwriting expenses	$632,912	$549,020	$480,634	$397,297	$563,040	$380,313

Underwriting (loss) income	($102,379)	$1,505	$38,725	$14,003	($63,976)	$69,833

OTHER OPERATING REVENUE
Net investment income	$38,603	$45,882	$31,766	$57,075	$40,594	$56,874
Interest expense	(9,042)	(9,041)	(9,044)	(9,047)	(9,088)	(9,053)
Amortization of intangibles	(2,359)	(2,434)	(2,777)	(2,777)	(2,413)	(2,696)

Total other operating revenue	$27,202	$34,407	$19,945	$45,251	$29,093	$45,125

(LOSS) INCOME BEFORE OTHER ITEMS	($75,177)	$35,912	$58,670	$59,254	($34,883)	$114,958
OTHER
Net foreign exchange gains (losses)	$1,212	($3,774)	$336	$18,137	($233)	($3,476)
Net realized and unrealized investment gains	41,881	10,097	14,958	5,203	5,331	7,314

Total other-than-temporary impairment losses	(90)	(126)	(148)	—	(751)	(48)
Portion of loss recognised in other comprehensive income	—	(5)	(259)	(219)	50	(663)

Net impairment losses recognised in (losses) earnings	(90)	(131)	(407)	(219)	(701)	(711)

Income tax (expense) benefit	(453)	(1,986)	(1,074)	167	3,110	(6,857)

NET (LOSS) INCOME	($32,627)	$40,118	$72,483	$82,542	($27,376)	$111,228

Preferred dividends	(8,186)	(8,188)	(8,188)	(8,188)	(8,187)	(3,875)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	($40,813)	$31,930	$64,295	$74,354	($35,563)	$107,353

KEY RATIOS/PER SHARE DATA

Loss ratio	95.1%	73.8%	66.5%	63.9%	82.4%	54.8%
Acquisition expense ratio	13.9%	16.1%	13.9%	16.6%	15.4%	14.7%
General and administrative expense ratio	10.2%	9.6%	12.1%	16.0%	14.7%	15.1%

Combined ratio	119.2%	99.5%	92.5%	96.5%	112.5%	84.6%

Basic (losses) earnings per common share	($0.96)	$0.74	$1.48	$1.72	($0.88)	$2.22
Diluted (losses) earnings per common share	($0.96)	$0.74	$1.48	$1.72	($0.88)	$2.09

ROAE, net (loss) income [a]	(1.8)%	1.4%	2.8%	3.4%	(1.6)%	4.0%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million (2010 - $200 million).

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - YTD

	YEAR ENDED
	DEC. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$2,549,026	$2,467,114	$2,053,236
Premiums ceded	(519,531)	(487,293)	(289,492)

Net premiums written	$2,029,495	$1,979,821	$1,763,744
Change in unearned premiums	(15,595)	(48,428)	(22,631)

Net premiums earned	$2,013,900	$1,931,393	$1,741,113
Other underwriting loss	(2,183)	(3,547)	(1,636)

Total underwriting revenues	$2,011,717	$1,927,846	$1,739,477

UNDERWRITING EXPENSES
Losses and loss expenses	$1,520,995	$1,632,666	$1,038,100
Acquisition expenses	303,179	282,911	264,228
General and administrative expenses	235,689	264,152	241,920

Total underwriting expenses	$2,059,863	$2,179,729	$1,544,248

Underwriting (loss) income	($48,146)	($251,883)	$195,229

OTHER OPERATING REVENUE
Net investment income	$173,326	$147,037	$200,358
Interest expense	(36,174)	(36,254)	(34,762)
Amortization of intangibles	(10,347)	(11,213)	(10,460)

Total other operating revenue	$126,805	$99,570	$155,136

INCOME (LOSS) BEFORE OTHER ITEMS	$78,659	($152,313)	$350,365
OTHER
Net foreign exchange gains	$15,911	$7,422	$2,989
Net realized and unrealized investment gains	72,139	31,671	22,488

Total other-than-temporary impairment losses	(364)	(2,659)	(2,695)
Portion of loss recognised in other comprehensive income	(483)	(861)	(1,249)

Net impairment losses recognised in earnings (losses)	(847)	(3,520)	(3,944)

Income tax (expense) benefit	(3,346)	23,006	(7,160)

NET INCOME (LOSS)	$162,516	($93,734)	$364,738

Preferred dividends	(32,750)	(24,125)	(15,500)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$129,766	($117,859)	$349,238

KEY RATIOS/PER SHARE DATA

Loss ratio	75.5%	84.6%	59.6%
Acquisition expense ratio	15.1%	14.6%	15.2%
General and administrative expense ratio	11.7%	13.7%	13.9%

Combined ratio	102.3%	112.9%	88.7%

Basic earnings (losses) per common share	$3.00	($2.95)	$6.73
Diluted earnings (losses) per common share	$3.00	($2.95)	$6.38

ROAE, net income (loss) [a]	5.8%	(4.9)%	13.3%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $200 million as of December 31, 2010, liquidation value of $430 million as of December 31, 2012 and 2011).

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011
ASSETS
Cash and cash equivalents	$1,124,019	$895,776	$842,180	$679,634	$890,914
Fixed maturity investments available for sale, at fair value	4,868,150	5,052,963	5,081,814	5,131,035	4,831,966
Short term investments available for sale, at fair value	42,230	62,713	40,913	54,919	67,802
Equity securities available for sale, at fair value	86,997	83,085	70,652	67,238	59,767
Other investments	517,546	478,911	478,860	432,428	432,658
Premiums receivable, net	601,952	1,136,130	1,289,478	1,188,186	544,017
Insurance and reinsurance balances receivable	105,663	112,926	115,904	95,840	92,710
Deferred acquisition costs	168,252	215,811	196,693	191,690	166,049
Prepaid reinsurance premiums	166,702	228,854	258,522	280,094	149,670
Losses recoverable	774,942	1,076,647	618,447	497,522	666,928
Accrued investment income	27,166	23,937	27,383	25,669	29,708
Goodwill and intangible assets	172,000	174,309	176,743	179,051	181,828
Deferred tax assets	43,501	36,092	36,376	34,802	33,355
Receivable on pending investment sales	9,144	76,907	30,776	33,969	77,821
Other assets	86,708	99,294	75,387	76,751	67,422

TOTAL ASSETS	$8,794,972	$9,754,355	$9,340,128	$8,968,828	$8,292,615

LIABILITIES
Reserve for losses and loss expenses	$4,240,876	$4,509,442	$3,984,622	$3,760,829	$3,824,224
Reserve for unearned premiums	965,244	1,370,491	1,437,482	1,494,324	932,108
Deposit liabilities	22,220	23,557	24,938	26,950	26,887
Reinsurance balances payable	110,843	256,674	306,122	293,726	189,488
Debt	527,339	527,341	527,299	527,180	528,118
Payable on pending investment purchases	81,469	102,874	186,652	65,385	55,243
Other liabilities	136,384	153,102	125,771	115,896	125,382

TOTAL LIABILITIES	$6,084,375	$6,943,481	$6,592,886	$6,284,290	$5,681,450

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	43,116	43,294	43,296	43,387	43,087
Additional paid-in capital	527,915	533,284	531,145	528,677	526,910
Accumulated other comprehensive income	152,463	193,239	150,252	140,795	130,392
Retained earnings	1,969,903	2,023,857	2,005,349	1,954,479	1,893,576

TOTAL SHAREHOLDERS’ EQUITY	$2,710,597	$2,810,874	$2,747,242	$2,684,538	$2,611,165

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,794,972	$9,754,355	$9,340,128	$8,968,828	$8,292,615

Book value per common share	$53.75	$55.85	$54.37	$52.97	$51.48
Diluted book value per common share (treasury stock method)	$52.88	$54.95	$53.48	$51.90	$50.56

RATIOS
Debt-to-capital	16.3%	15.8%	16.1%	16.4%	16.8%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of January 1, 2013 is equal to 15.8% of Shareholders’ Equity as of December 31, 2012

		Estimated Occurrence Net Loss as of January 1, 2013					Jan. 1, 2012	Jan. 1, 2011
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane*	$215	$309	$370	$429	$515	$574	$567
Europe	Windstorm	85	170	254	346	457	384	463
California	Earthquake	51	223	343	395	518	409	456
Japan	Windstorm	17	89	160	201	227	317	363
Northwest U.S.	Earthquake	—	7	51	154	265	206	238
Japan	Earthquake	9	54	82	111	172	189	143
United States	Tornado/Hail	36	53	69	86	111	123	84
Australia	Earthquake	—	6	28	88	183	73	71
New Zealand	Earthquake	—	2	7	24	55	29	44
Australia	Windstorm	3	11	29	53	98	48	36
New Madrid	Earthquake	—	—	—	10	88	12	12

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011.

*	United States Windstorm estimated net losses as of January 1, 2013 are based on RMS version 11.0 and include reinstatement premiums, if applicable.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE YEAR ENDED DECEMBER 31, 2012

[a]	Other specialty includes the agriculture line in the Insurance segment and the other specialty line in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2012			DEC. 31, 2011
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$177,116	$84,930	$262,046	$167,766	$95,200	$262,966

Net premiums written	$106,652	$81,294	$187,946	$96,478	$91,386	$187,864

Net premiums earned	$244,101	$286,952	$531,053	$251,101	$249,388	$500,489
Other underwriting loss	—	(520)	(520)	(493)	(932)	(1,425)

Total underwriting revenues	$244,101	$286,432	$530,533	$250,608	$248,456	$499,064

UNDERWRITING EXPENSES
Net losses and loss expenses	$244,985	$259,823	$504,808	$214,681	$197,471	$412,152
Acquisition expenses	17,332	56,448	73,780	20,388	56,769	77,157
General and administrative expenses	28,445	25,879	54,324	43,754	29,977	73,731

Total expenses	$290,762	$342,150	$632,912	$278,823	$284,217	$563,040

UNDERWRITING LOSS	($46,661)	($55,718)	($102,379)	($28,215)	($35,761)	($63,976)

GAAP RATIOS
Loss ratio	100.3%	90.5%	95.1%	85.5%	79.2%	82.4%
Acquisition expense ratio	7.1%	19.7%	13.9%	8.1%	22.8%	15.4%
General and administrative expense ratio	11.7%	9.0%	10.2%	17.4%	12.0%	14.7%

Combined ratio AS REPORTED	119.1%	119.2%	119.2%	111.0%	114.0%	112.5%

Effect of favorable prior accident year reserve development	3.0%	7.2%	5.3%	0.2%	16.6%	8.4%

Combined ratio net of prior accident year reserve development	122.1%	126.4%	124.5%	111.2%	130.6%	120.9%

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ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$177,116	$324,808	$292,659	$635,347	$167,766	$112,664

Net premiums written	$106,652	$221,265	$186,659	$427,781	$96,478	$81,643

Net premiums earned	$244,101	$283,273	$266,085	$161,630	$251,101	$205,528
Other underwriting (loss) income	—	(1,384)	(1,300)	—	(493)	4

Total underwriting revenues	$244,101	$281,889	$264,785	$161,630	$250,608	$205,532

UNDERWRITING EXPENSES
Net losses and loss expenses	$244,985	$288,750	$208,504	$113,702	$214,681	$129,168
Acquisition expenses	17,332	24,506	17,545	16,214	20,388	12,220
General and administrative expenses	28,445	29,409	32,819	34,435	43,754	36,812

Total expenses	$290,762	$342,665	$258,868	$164,351	$278,823	$178,200

UNDERWRITING (LOSS) INCOME	($46,661)	($60,776)	$5,917	($2,721)	($28,215)	$27,332

GAAP RATIOS
Loss ratio	100.3%	101.9%	78.4%	70.4%	85.5%	62.9%
Acquisition expense ratio	7.1%	8.7%	6.6%	10.0%	8.1%	5.9%
General and administrative expense ratio	11.7%	10.4%	12.3%	21.3%	17.4%	17.9%

Combined ratio AS REPORTED	119.1%	121.0%	97.3%	101.7%	111.0%	86.7%

Effect of favorable prior accident year reserve development	3.0%	6.2%	5.1%	4.9%	0.2%	5.6%

Combined ratio net of prior accident year reserve development	122.1%	127.2%	102.4%	106.6%	111.2%	92.3%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$84,930	$296,447	$311,417	$426,302	$95,200	$76,561

Net premiums written	$81,294	$292,815	$297,754	$415,275	$91,386	$76,472

Net premiums earned	$286,952	$268,599	$253,255	$250,005	$249,388	$244,208
Other underwriting (loss) income	(520)	37	1,319	(335)	(932)	406

Total underwriting revenues	$286,432	$268,636	$254,574	$249,670	$248,456	$244,614

UNDERWRITING EXPENSES
Net losses and loss expenses	$259,823	$118,773	$137,393	$149,065	$197,471	$117,256
Acquisition expenses	56,448	64,276	54,583	52,275	56,769	53,913
General and administrative expenses	25,879	23,306	29,790	31,606	29,977	30,944

Total expenses	$342,150	$206,355	$221,766	$232,946	$284,217	$202,113

UNDERWRITING (LOSS) INCOME	($55,718)	$62,281	$32,808	$16,724	($35,761)	$42,501

GAAP RATIOS
Loss ratio	90.5%	44.2%	54.2%	59.7%	79.2%	48.0%
Acquisition expense ratio	19.7%	23.9%	21.6%	20.9%	22.8%	22.1%
General and administrative expense ratio	9.0%	8.7%	11.8%	12.6%	12.0%	12.7%

Combined ratio AS REPORTED	119.2%	76.8%	87.6%	93.2%	114.0%	82.8%

Effect of favorable prior accident year reserve development	7.2%	14.2%	2.3%	3.6%	16.6%	4.9%

Combined ratio net of prior accident year reserve development	126.4%	91.0%	89.9%	96.8%	130.6%	87.7%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$64,798	$171,826	$133,439	$533,667	$46,260	$6,930
Casualty and other specialty	59,942	90,873	90,019	55,491	57,727	46,910
Professional lines	39,242	43,209	51,019	36,345	45,110	36,690
Property	13,134	18,900	18,182	9,844	18,669	22,134

TOTAL INSURANCE	$177,116	$324,808	$292,659	$635,347	$167,766	$112,664

REINSURANCE SEGMENT
Catastrophe	$24,112	$38,871	$172,222	$143,182	$15,250	$17,896
Property	31,065	157,742	54,026	106,746	15,087	8,628
Casualty	24,961	77,781	58,897	121,674	59,231	47,970
Other specialty	4,792	22,053	26,272	54,700	5,632	2,067

TOTAL REINSURANCE	$84,930	$296,447	$311,417	$426,302	$95,200	$76,561

REPORTED TOTALS	$262,046	$621,255	$604,076	$1,061,649	$262,966	$189,225

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$25,413	$106,180	$67,249	$354,920	$9,121	$2,372
Casualty and other specialty	43,683	66,686	64,588	41,823	40,287	34,205
Professional lines	30,044	34,804	42,832	30,205	38,402	33,171
Property	7,512	13,595	11,990	833	8,668	11,895

TOTAL INSURANCE	$106,652	$221,265	$186,659	$427,781	$96,478	$81,643

REINSURANCE SEGMENT
Catastrophe	$22,073	$36,484	$158,865	$133,718	$14,753	$17,896
Property	31,065	157,742	54,033	106,746	15,087	8,628
Casualty	24,960	77,781	58,895	120,437	59,234	47,965
Other specialty	3,196	20,808	25,961	54,374	2,312	1,983

TOTAL REINSURANCE	$81,294	$292,815	$297,754	$415,275	$91,386	$76,472

REPORTED TOTALS	$187,946	$514,080	$484,413	$843,056	$187,864	$158,115

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$142,851	$183,277	$162,703	$59,969	$146,068	$100,177
Casualty and other specialty	55,425	53,060	53,757	53,234	50,718	47,822
Professional lines	35,530	35,577	36,719	33,884	37,580	37,167
Property	10,295	11,359	12,906	14,543	16,735	20,362

TOTAL INSURANCE	$244,101	$283,273	$266,085	$161,630	$251,101	$205,528

REINSURANCE SEGMENT
Catastrophe	$95,050	$85,983	$81,334	$82,337	$82,197	$79,617
Property	92,757	74,818	70,546	68,378	67,911	64,229
Casualty	73,911	79,135	74,049	73,252	73,838	74,702
Other specialty	25,234	28,663	27,326	26,038	25,442	25,660

TOTAL REINSURANCE	$286,952	$268,599	$253,255	$250,005	$249,388	$244,208

REPORTED TOTALS	$531,053	$551,872	$519,340	$411,635	$500,489	$449,736

12

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2012			DEC. 31, 2011
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,429,930	$1,119,096	$2,549,026	$1,469,798	$997,316	$2,467,114

Net premiums written	$942,357	$1,087,138	$2,029,495	$1,005,490	$974,331	$1,979,821

Net premiums earned	$955,089	$1,058,811	$2,013,900	$981,592	$949,801	$1,931,393
Other underwriting (loss) income	(2,684)	501	(2,183)	(3,368)	(179)	(3,547)

Total underwriting revenues	$952,405	$1,059,312	$2,011,717	$978,224	$949,622	$1,927,846

UNDERWRITING EXPENSES
Losses and loss expenses	$855,941	$665,054	$1,520,995	$765,119	$867,547	$1,632,666
Acquisition expenses	75,597	227,582	303,179	71,295	211,616	282,911
General and administrative expenses	125,108	110,581	235,689	146,115	118,037	264,152

Total expenses	$1,056,646	$1,003,217	$2,059,863	$982,529	$1,197,200	$2,179,729

UNDERWRITING (LOSS) INCOME	($104,241)	$56,095	($48,146)	($4,305)	($247,578)	($251,883)

GAAP RATIOS
Loss ratio	89.6%	62.8%	75.5%	77.9%	91.3%	84.6%
Acquisition expense ratio	7.9%	21.5%	15.1%	7.3%	22.3%	14.6%
General and administrative expense ratio	13.1%	10.4%	11.7%	14.9%	12.4%	13.7%

Combined ratio AS REPORTED	110.6%	94.7%	102.3%	100.1%	126.0%	112.9%

Effect of favorable prior accident year reserve development	4.8%	7.0%	6.0%	7.2%	11.5%	9.3%

Combined ratio net of prior accident year reserve development	115.4%	101.7%	108.3%	107.3%	137.5%	122.2%

13

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$1,429,930	$1,469,798	$1,112,192

Net premiums written	$942,357	$1,005,490	$829,864

Net premiums earned	$955,089	$981,592	$821,828
Other underwriting (loss) income	(2,684)	(3,368)	475

Total underwriting revenues	$952,405	$978,224	$822,303

UNDERWRITING EXPENSES
Losses and loss expenses	$855,941	$765,119	$558,040
Acquisition expenses	75,597	71,295	63,556
General and administrative expenses	125,108	146,115	123,335

Total expenses	$1,056,646	$982,529	$744,931

UNDERWRITING (LOSS) INCOME	($104,241)	($4,305)	$77,372

GAAP RATIOS
Loss ratio	89.6%	77.9%	67.9%
Acquisition expense ratio	7.9%	7.3%	7.7%
General and administrative expense ratio	13.1%	14.9%	15.0%

Combined ratio AS REPORTED	110.6%	100.1%	90.6%

Effect of favorable prior accident year reserve development	4.8%	7.2%	5.7%

Combined ratio net of prior accident year reserve development	115.4%	107.3%	96.3%

14

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$1,119,096	$997,316	$941,044

Net premiums written	$1,087,138	$974,331	$933,880

Net premiums earned	$1,058,811	$949,801	$919,285
Other underwriting income (loss)	501	(179)	(2,111)

Total underwriting revenues	$1,059,312	$949,622	$917,174

UNDERWRITING EXPENSES
Losses and loss expenses	$665,054	$867,547	$480,060
Acquisition expenses	227,582	211,616	200,672
General and administrative expenses	110,581	118,037	118,585

Total expenses	$1,003,217	$1,197,200	$799,317

UNDERWRITING INCOME (LOSS)	$56,095	($247,578)	$117,857

GAAP RATIOS
Loss ratio	62.8%	91.3%	52.2%
Acquisition expense ratio	21.5%	22.3%	21.8%
General and administrative expense ratio	10.4%	12.4%	12.9%

Combined ratio AS REPORTED	94.7%	126.0%	86.9%

Effect of favorable prior accident year reserve development	7.0%	11.5%	8.7%

Combined ratio net of prior accident year reserve development	101.7%	137.5%	95.6%

15

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$903,730	$901,746	$567,461
Casualty and other specialty	296,325	289,421	252,475
Professional lines	169,815	169,319	170,146
Property	60,060	109,312	122,110

TOTAL INSURANCE	$1,429,930	$1,469,798	$1,112,192

REINSURANCE SEGMENT
Catastrophe	$378,387	$346,021	$309,886
Property	349,579	266,562	224,544
Casualty	283,313	277,495	294,030
Other specialty	107,817	107,238	112,584

TOTAL REINSURANCE	$1,119,096	$997,316	$941,044

REPORTED TOTALS	$2,549,026	$2,467,114	$2,053,236

16

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$553,762	$586,659	$404,767
Casualty and other specialty	216,780	215,939	188,081
Professional lines	137,885	137,962	148,717
Property	33,930	64,930	88,299

TOTAL INSURANCE	$942,357	$1,005,490	$829,864

REINSURANCE SEGMENT
Catastrophe	$351,140	$329,081	$305,617
Property	349,586	266,562	224,544
Casualty	282,073	276,697	293,222
Other specialty	104,339	101,991	110,497

TOTAL REINSURANCE	$1,087,138	$974,331	$933,880

REPORTED TOTALS	$2,029,495	$1,979,821	$1,763,744

17

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2012	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$548,800	$564,658	$397,643
Casualty and other specialty	215,476	201,518	183,393
Professional lines	141,710	145,886	154,484
Property	49,103	69,530	86,308

TOTAL INSURANCE	$955,089	$981,592	$821,828

REINSURANCE SEGMENT
Catastrophe	$344,704	$326,674	$315,708
Property	306,499	241,525	227,282
Casualty	300,347	278,114	272,968
Other specialty	107,261	103,488	103,327

TOTAL REINSURANCE	$1,058,811	$949,801	$919,285

REPORTED TOTALS	$2,013,900	$1,931,393	$1,741,113

18

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

	FOR THE YEAR ENDED DEC. 31, 2012

Average common equity [a]	$2,230,881

Net premiums earned	$2,013,900
Combined ratio	102.3%
Operating margin	(2.3)%
Premium leverage	0.90	x
Implied ROAE from underwriting activity	(2.1)%

Average cash and invested assets at amortized cost	$6,303,881
Investment leverage	2.83	x
Year to date investment income yield, pretax	2.7%
Implied ROAE from investment activity	7.6%

Financing Costs [b]	(3.1)%

Implied Pre-tax Operating ROAE, for period [c]	2.4%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	DEC. 31, 2012		SEPT. 30, 2012		JUNE 30, 2012		MAR. 31, 2012		2012		2011

Average common equity [a]	$2,330,736		$2,349,058		$2,285,890		$2,217,852		$2,230,881		$2,451,346

Net premiums earned	$531,053		$551,872		$519,340		$411,635		$2,013,900		$1,931,393

Premium leverage	0.23	x	0.23	x	0.23	x	0.19	x	0.90	x	0.79	x

Annualized premium leverage	0.92	x	0.92	x	0.92	x	0.76	x	0.90	x	0.79	x

Average cash and invested assets at amortized cost	$6,394,427		$6,288,639		$6,206,710		$6,191,489		$6,303,881		$6,130,518

Investment leverage	2.74	x	2.68	x	2.72	x	2.79	x	2.83	x	2.50	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF DECEMBER 31, 2012 AND DECEMBER 31, 2011

	December 31, 2012		December 31, 2011
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$1,051,694	16.0%	$913,492	14.5%
Short-term investments	42,230	0.6%	67,802	1.1%
U.S. government and government agencies notes	737,535	11.2%	1,269,123	20.1%
Government and agency guaranteed corporates	64,464	1.0%	351,825	5.6%
U.S. government agency residential mortgage-backed securities	1,197,788	18.2%	965,019	15.3%
U.S. government agency commercial mortgage-backed securities	25,684	0.4%	28,807	0.5%
Municipals	38,894	0.6%	53,517	0.8%
Foreign government	109,337	1.7%	74,997	1.2%
Corporate securities	1,373,671	20.9%	1,139,899	18.1%
Non-agency residential mortgage-backed securities	82,791	1.3%	114,662	1.8%
Non-agency commercial mortgage-backed securities	774,897	11.8%	518,483	8.2%
Asset-backed securities [b]	463,089	7.1%	315,634	5.0%
Equity securities	86,997	1.3%	59,767	0.9%
Other investments [c]	517,546	7.9%	432,658	6.9%

Total	$6,566,617	100.0%	$6,305,685	100.0%

Ratings [d]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$737,535	15.0%	$1,269,123	25.9%
AAA/Aaa	993,277	20.2%	941,500	19.2%
AA/Aa	1,821,249	37.1%	1,665,593	34.1%
A/A	993,307	20.2%	776,251	15.8%
BBB	219,017	4.5%	130,864	2.7%
Below BBB	143,199	2.9%	114,716	2.3%
Not Rated	2,796	0.1%	1,721	—

Total	$4,910,380	100.0%	$4,899,768	100.0%

Performance			December 31, 2012		December 31, 2011
Yield [e]			2.8%		2.4%
Duration in years [f]			2.49		2.39

Investment Income	Year Ended Dec. 31, 2012	Quarter Ended Dec. 31, 2012	Quarter Ended Sept. 30, 2012	Quarter Ended June 30, 2012	Quarter Ended Mar. 31, 2012
Cash and available for sale securities	$124,267	$27,645	$30,832	$31,840	$33,950
Other investments	49,059	10,958	15,050	(74)	23,125

Total net investment income	$173,326	$38,603	$45,882	$31,766	$57,075

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.
	[b]	Includes CLOs of $80.3 million (2011: $48.9 million) and CDOs of $27.7 million (2011: $17.2 million).
	[c]	Other investments includes investments in alternative and specialty funds.
	[d]	Excludes cash and equivalents, equity securities and other investments.
	[e]	Earned yield for the twelve months ending 12/31/12 and twelve months ending 12/31/11 excludes realized and unrealized gains and losses on fixed maturity investments.
	[f]	Duration excludes other investments and operating cash.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF DEC. 31, 2012

	December 31, 2012
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)

MORGAN STANLEY	$41,075	$41,890	$815	A-
GOLDMAN SACHS GROUP INC/THE	40,801	41,221	420	A-
JPMORGAN CHASE & CO	39,335	40,196	861	A
CITIGROUP INC	39,339	39,724	385	A-
BANK OF AMERICA CORP	38,814	39,417	603	A-
METLIFE INC	32,424	32,840	416	A-
AT&T INC	26,021	26,464	443	A-
US BANCORP	24,393	25,264	871	A+
NEW YORK LIFE INSURANCE COMPANY	24,077	24,876	799	AA+
GENERAL ELECTRIC CO	24,585	24,687	102	AA+
NOVARTIS AG	22,949	24,146	1,197	AA-
WAL-MART STORES INC	22,302	23,094	792	AA
PHILIP MORRIS INTERNATIONAL INC	21,429	22,263	834	A
VERIZON COMMUNICATIONS INC	18,337	19,731	1,394	A-
FORD MOTOR COMPANY	18,514	18,744	230	BB+
PEPSICO INC	17,552	18,501	949	A
PRINCIPAL LIFE GLOBAL FUNDING II	17,624	17,706	82	A+
EDISON INTERNATIONAL	16,614	17,508	894	A
INTERNATIONAL BUSINESS MACHINES CORP	16,753	17,151	398	AA-
ANALOG DEVICES INC	16,110	16,817	707	A-
NATIONAL GRID PLC	13,897	16,059	2,162	A-
AMERICAN EXPRESS COMPANY	15,401	15,323	(78)	A-
PRUDENTIAL FINANCIAL INC	14,678	15,009	331	A+
SOUTHERN COMPANY (THE)	14,631	14,635	4	A
MEDTRONIC INC	13,399	14,066	667	A+

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Includes preferred equity securities.
(4)	Represents weighted average credit quality of underlying issues.

22

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED DEC. 31, 2012			YEAR ENDED DEC. 31, 2012
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,509,442	($1,076,647)	$3,432,795	$3,824,224	($666,928)	$3,157,296

Incurred related to:
Current year	544,572	(11,702)	532,870	2,400,506	(759,354)	1,641,152
Prior years	(34,276)	6,214	(28,062)	(141,669)	21,512	(120,157)

Total Incurred	510,296	(5,488)	504,808	2,258,837	(737,842)	1,520,995

Paid related to:
Current year	(140,171)	3,757	(136,414)	(446,461)	152,719	(293,742)
Prior years	(629,304)	303,468	(325,836)	(1,391,400)	477,231	(914,169)

Total Paid	(769,475)	307,225	(462,250)	(1,837,861)	629,950	(1,207,911)

Foreign currency translation	(9,387)	(32)	(9,419)	(4,324)	(122)	(4,446)

Balance, end of period	$4,240,876	($774,942)	$3,465,934	$4,240,876	($774,942)	$3,465,934

23

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)

Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2011	($34,612)	($14,093)	($48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	($70,779)	($109,199)	($179,978)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2010	($17,679)	($20,915)	($38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	($46,871)	($79,931)	($126,802)

24

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEAR ENDED
	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	($768)	($2,701)	($2,766)	($3,069)	($9,304)	($34,574)
Casualty and other specialty	(6,506)	(4,146)	(7,902)	852	(17,702)	(3,481)
Professional lines	1,424	(5,937)	(347)	(1,183)	(6,043)	(13,986)
Property	(1,417)	(4,655)	(2,618)	(4,447)	(13,137)	(18,738)

TOTAL INSURANCE	(7,267)	(17,439)	(13,633)	(7,847)	(46,186)	(70,779)

REINSURANCE SEGMENT
Catastrophe	(7,134)	(5,745)	(8,485)	(9,050)	($30,414)	(61,339)
Property	(6,707)	(10,527)	5,474	12,030	270	(4,514)
Casualty	(3,302)	(9,350)	(1,253)	(5,060)	(18,965)	(20,604)
Other specialty	(3,652)	(12,581)	(1,655)	(6,974)	(24,862)	(22,742)

TOTAL REINSURANCE	(20,795)	(38,203)	(5,919)	(9,054)	(73,971)	(109,199)

REPORTED TOTALS	($28,062)	($55,642)	($19,552)	($16,901)	($120,157)	($179,978)

25

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance					Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Other specialty	Subtotal	Total
AT DEC. 31, 2012
Case reserves	$392,457	$308,611	$110,441	$54,196	$865,705	$201,105	$281,681	$296,494	$119,261	$898,541	$1,764,246
Total reserves	$464,043	$1,252,900	$497,260	$72,849	$2,287,052	$298,328	$415,460	$976,476	$263,560	$1,953,824	$4,240,876
Case reserves / Total reserves	84.6%	24.6%	22.2%	74.4%	37.9%	67.4%	67.8%	30.4%	45.3%	46.0%	41.6%

IBNR / Total reserves	15.4%	75.4%	77.8%	25.6%	62.1%	32.6%	32.2%	69.6%	54.7%	54.0%	58.4%

AT SEPT. 30, 2012
Case reserves	$730,853	$314,101	$87,156	$24,669	$1,156,779	$177,506	$237,824	$288,979	$123,213	$827,522	$1,984,301
Total reserves	$868,497	$1,238,957	$477,427	$50,205	$2,635,086	$277,304	$354,069	$968,913	$274,070	$1,874,356	$4,509,442
Case reserves / Total reserves	84.2%	25.4%	18.3%	49.1%	43.9%	64.0%	67.2%	29.8%	45.0%	44.1%	44.0%

IBNR / Total reserves	15.8%	74.6%	81.7%	50.9%	56.1%	36.0%	32.8%	70.2%	55.0%	55.9%	56.0%

AT JUNE 30, 2012
Case reserves	$242,751	$307,116	$84,276	$30,242	$664,385	$185,675	$227,867	$289,296	$132,809	$835,647	$1,500,032
Total reserves	$392,441	$1,199,318	$465,439	$56,625	$2,113,823	$286,360	$350,377	$963,890	$270,172	$1,870,799	$3,984,622
Case reserves / Total reserves	61.9%	25.6%	18.1%	53.4%	31.4%	64.8%	65.0%	30.0%	49.2%	44.7%	37.6%

IBNR / Total reserves	38.1%	74.4%	81.9%	46.6%	68.6%	35.2%	35.0%	70.0%	50.8%	55.3%	62.4%

AT MAR. 31, 2012
Case reserves	$52,447	$325,364	$83,340	$29,992	$491,143	$202,634	$212,539	$276,351	$136,051	$827,575	$1,318,718
Total reserves	$172,143	$1,197,280	$444,979	$55,935	$1,870,337	$319,233	$349,473	$950,766	$271,020	$1,890,492	$3,760,829
Case reserves / Total reserves	30.5%	27.2%	18.7%	53.6%	26.3%	63.5%	60.8%	29.1%	50.2%	43.8%	35.1%

IBNR / Total reserves	69.5%	72.8%	81.3%	46.4%	73.7%	36.5%	39.2%	70.9%	49.8%	56.2%	64.9%

AT DEC. 31, 2011
Case reserves	$203,844	$311,241	$93,136	$31,408	$639,629	$207,311	$164,318	$268,448	$142,164	$782,241	$1,421,870
Total reserves	$255,601	$1,182,406	$441,900	$57,635	$1,937,542	$338,301	$333,949	$935,274	$279,158	$1,886,682	$3,824,224
Case reserves / Total reserves	79.8%	26.3%	21.1%	54.5%	33.0%	61.3%	49.2%	28.7%	50.9%	41.5%	37.2%

IBNR / Total reserves	20.2%	73.7%	78.9%	45.5%	67.0%	38.7%	50.8%	71.3%	49.1%	58.5%	62.8%

26

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,			INCEPTION TO
	2012	2011	2010	DEC. 31, 2012
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$129,766	($117,859)	$349,238	$2,471,147

Operating income (loss) available (attributable) to common and participating common shareholders	54,295	(152,303)	330,035	2,391,796

Average Shareholders’ equity [a]	2,230,881	2,414,659	2,617,718	1,995,708

Net income (loss) return on average equity	5.8%	(4.9)%	13.3%	11.3%[c]
Operating return on average equity	2.4%	(6.3)%	12.6%	10.9%[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$52.88	$50.56	$52.74	$52.88

Dividends paid per share	1.24	1.20	1.00	9.57

Change in diluted book value per common share	4.6%	(4.1)%	18.2%	15.7%[c]

Total return to common shareholders [b]	7.0%	(1.9)%	20.5%	20.2%[c]

[a]	Excludes the $430 million (2010 - $200 million) liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

27

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
		2012	2011	2012	2011

DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$39.76	$36.21	$38.10	$40.93

	Basic weighted average common shares outstanding [a]	42,604	40,641	42,568	40,215

	Add: weighted avg. unvested restricted share units	2	10	3	11
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$22	$100	$22	$100
	Less: restricted share units bought back via treasury method	(2)	(10)	(1)	(11)

	Add: weighted avg. dilutive warrants outstanding	—	1,944	—	2,670
	Weighted average exercise price per share	—	$11.67	—	$11.67
	Less: warrants bought back via treasury method	—	(1,944)	—	(2,670)

	Add: weighted avg. dilutive options outstanding	64	369	88	673
	Weighted average exercise price per share	$26.23	$15.44	$24.37	$15.04
	Proceeds from unrecognized option expense	—	—	—	—
	Less: options bought back via treasury method	(64)	(369)	(56)	(673)

	Weighted average dilutive shares outstanding [b]	42,604	40,641	42,602	40,215

Notes:	[a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
	[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

28

ENDURANCE SPECIALTY HOLDINGS LTD.

(LOSSES) EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2012	2011	2012	2011

Net (loss) income	($32,627)	($27,376)	$162,516	($93,734)
Less preferred dividends	(8,186)	(8,187)	(32,750)	(24,125)

Net (loss) income (attributable) available to common and participating common shareholders	($40,813)	($35,563)	$129,766	($117,859)
Less amount allocated to participating common shareholders [a]	(206)	(221)	(2,113)	(961)

Net (loss) income available allocated to common shareholders	($41,019)	($35,784)	$127,653	($118,820)

Denominator:
Weighted average shares - basic	42,604	40,641	42,568	40,215

Share Equivalents
Options	—	—	32	—
Restricted share units	—	—	2	—

Weighted average shares - diluted	42,604	40,641	42,602	40,215

Basic (losses) earnings per common share	($0.96)	($0.88)	$3.00	($2.95)

Diluted (losses) earnings per common share [b]	($0.96)	($0.88)	$3.00	($2.95)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of (losses) earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted (losses) earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

29

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING (LOSS) INCOME RECONCILIATION

(LOSSES) EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2012	2011	2012	2011

Net (loss) income	($32,627)	($27,376)	$162,516	($93,734)
(Less) add after-tax items:
Net foreign exchange (gains) losses	(1,220)	208	(14,077)	(7,614)
Net realized and unrealized investment gains	(34,500)	(4,836)	(62,208)	(30,350)
Net impairment losses recognized in (losses) earnings	89	701	814	3,520

Operating (loss) income before preferred dividends	($68,258)	($31,303)	$87,045	($128,178)
Preferred dividends	(8,186)	(8,187)	(32,750)	(24,125)

Operating (loss) income (attributable) available to common and participating common shareholders	($76,444)	($39,490)	$54,295	($152,303)
Less amount allocated to participating common shareholders [a]	(206)	(221)	(884)	(961)

Operating (loss) income allocated to common shareholders	($76,650)	($39,711)	$53,411	($153,264)

Weighted average common shares outstanding
Basic	42,604	40,641	42,568	40,215
Dilutive	42,604	40,641	42,602	40,215

Basic per common share data
Net (loss) income allocated to common shareholders	($0.96)	($0.88)	$3.00	($2.95)
(Less) add after-tax items:
Net foreign exchange (gains) losses	(0.03)	0.01	(0.32)	(0.19)
Net realized and unrealized investment gains	(0.81)	(0.12)	(1.45)	(0.76)
Net impairment losses recognized in (losses) earnings	—	0.01	0.02	0.09

Operating (loss) income allocated to common shareholders	($1.80)	($0.98)	$1.25	($3.81)

Diluted per common share data
Net (loss) income allocated to common shareholders	($0.96)	($0.88)	$3.00	($2.95)
(Less) add after-tax items:
Net foreign exchange (gains) losses	(0.03)	0.01	(0.32)	(0.19)
Net realized and unrealized investment gains	(0.81)	(0.12)	(1.45)	(0.76)
Net impairment losses recognized in (losses) earnings	—	0.01	0.02	0.09

Operating (loss) income allocated to common shareholders [b]	($1.80)	($0.98)	$1.25	($3.81)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of (losses) earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted (losses) earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

30

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		DEC. 31,
		2012	2011
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$39.69	$38.25

	Basic common shares outstanding	42,432	42,367
	Add: unvested restricted shares and restricted share units	686	730
	Add: dilutive warrants outstanding	—	—
	Weighted average exercise price per share	—	—
	Add: dilutive options outstanding	40	115
	Weighted average exercise price per share	$27.76	$23.14

	Book Value [b]	$2,280,597	$2,181,165
	Add: proceeds from converted warrants	—	—
	Add: proceeds from converted options	1,110	2,661

	Pro forma book value	$2,281,707	$2,183,826
	Dilutive shares outstanding	43,158	43,212
	Basic book value per common share	$53.75	$51.48
	Diluted book value per common share	$52.87	$50.54

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$39.69	$38.25

	Basic common shares outstanding	42,432	42,367

	Add: unvested restricted shares and restricted share units	686	730
	Add: dilutive warrants outstanding	—	—
	Weighted average exercise price per share	—	—
	Less: warrants bought back via treasury method	—	—
	Add: dilutive options outstanding	40	115
	Weighted average exercise price per share	$27.76	$23.14
	Less: options bought back via treasury method	(28)	(70)

	Dilutive shares outstanding	43,130	43,142
	Basic book value per common share	$53.75	$51.48
	Diluted book value per common share	$52.88	$50.56

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

31

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating (loss) income is an internal performance measure used by the Company in the management of its operations. Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net (loss) income determined in accordance with GAAP, the Company believes that showing operating (loss) income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating (loss) income should not be viewed as a substitute for GAAP net (loss) income. Please see page 30 for a reconciliation of operating (loss) income to net (loss) income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 31 for a reconciliation of diluted book value per common share to basic book value per common share.

32